UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2007

Platinum Research Organization, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52029	20-2842514
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

2777 Stemmons Freeway, Suite 1440

Dallas, Texas 75207

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (214) 271-9503

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 12, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Platinum Research Organization, Inc. (the “Company”) approved Short – Term and Long – Term Incentive Plans for the Company’s Chief Executive Officer and Senior Vice President & Chief Financial Officer as follows:

The Short – Term Incentive Plan

2007

The Chief Executive Officer

2007 Performance Objectives	Weighting
Sign Industry Commercial Agreement	20%

Realize Target 2007 Fourth Quarter Sales	50%

Obtain Company Financing	20%

Develop Product Manufacturing/Distribution Plan	10%

The Senior Vice President & Chief Financial Officer

2007 Performance Objectives	Weighting
Obtain Company Financing	33.3%

Realize Target 2007 Fourth Quarter Sales	33.3%

Develop Product Manufacturing/Distribution Plan	33.3%

2008

The Chief Executive Officer

2008 Performance Objectives	Weighting
Realize Target 2008 Sales	50%

Realize Target Gross Profit	50%

The Senior Vice President & Chief Financial Officer

2008 Performance Objectives	Weighting
Realize Target 2008 Sales	50%

Realize Target Gross Profit	50%

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If targets are met, for either or both of the 2007 and 2008 periods under the Short – Term Incentive Plan, then benefits for the respective period, will be payable in the form of stock options to be granted under the Company’s Stock Incentive Plan. The amount of stock options, if any, granted to the Chief Executive Officer and Chief Financial Officer for the 2007 period, will be based upon cash bonus amounts of $105,000 and $65,000, respectively, converted to the fair market value of Company common stock on the grant date using the Black-Scholes valuation model. Similarly, benefits for the 2008 period will be based upon cash bonus amounts of $210,000 and $130,000 for the Chief Executive Officer and Chief Financial Officer, respectively, using the above model. Actual amounts granted, if any, can range from 50% to 100% of target amounts, depending on the extent to which performance under the specified criteria meets, exceeds or is below the target. Before any benefits are realized under the Short – Term Plan, all results for the respective targets must be certified by the Committee.

The 2007 Long – Term Incentive Plan

The Chief Executive Officer

Weighting
Achieve and Maintain Target Sales for Two Consecutive Quarters	33.3%

Achieve Cumulative Sales Target	33.3%

Achieve Company Enterprise Value Target	33.3%

The Senior Vice President & Chief Financial Officer

Achieve and Maintain Target Sales for Two Consecutive Quarters	33.3%

Achieve Cumulative Sales Target	33.3%

Achieve Company Enterprise Value Target	33.3%

Benefits payable under the 2007 Long – Term Plan are in the form of stock options granted to the Chief Executive Officer and Chief Financial Officer, under the Company’s Stock Incentive Plan, in the amounts of 6,232,856 and 1,869,857, respectively. Upon the attainment of any one of the performance metrics above, one-third of the total option amount granted to the Chief Executive Officer and the Chief Financial Officer becomes vested and exercisable. Actual amounts vesting, if any, can range from 50% to 100% of target amounts, depending on the extent to which performance under the specified criteria meets, exceeds or is below the target. Before any benefits are realized under the Long – Term Plan, all results for the respective targets must be certified by the Committee.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM RESEARCH ORGANIZATION, INC.

Date: October 16, 2007	By:	/s/ Michael D. Newman
	Name:	Michael D. Newman
	Title:	Senior Vice President & Chief Financial Officer

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